UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

____________________________________

Date of Report (Date of earliest event reported): November 25, 2013

CHINA MEDIA GROUP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 55 Jalan Snuker 13/28, Tadisma Business Park, Section 13, 40100 Shah Alam, Selangor, Malaysia	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	Tel: +60355197079 Fax: +60355190839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As announced in the Form 8K filed on October 29, 2013, China Media Group Corporation ("CMG" or the “Company”) ("Purchaser") and Samata Ventures Sdn Bhd and Clixster Sdn. Bhd. (jointly referred to as the "Vendors") entered into a conditional conditional Sale and Purchase Agreement ("SP Agreement") for the Purchaser to acquire 63.2% equity interests in Clixster Mobile Sdn Bhd (“Clixster Mobile”) from the Vendors.

On November 25, 2013, the parties to the SP Agreement entered into a supplemental agreement to extend the long stop date for in the SP Agreement from November 30, 2013 to December 23, 2013.

The Supplemental Agreement is attached hereto in Exhibit 10.1.

Exhibit	Description	Location
Exhibit 10.1	Supplemental Agreement	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2013	CHINA MEDIA GROUP CORPORATION

By: /s/ MOHD MAHYUDIN ZAINAL
---------------------------------
Name: MOHD MAHYUDIN ZAINAL
Title: President

Exhibit 10.1

Dated the day of 2013

samata ventures sdn bhd & clixster sdn bhd

(the Vendor)

and

CHINA MEDIA GROUP CORPORATION

(the “Purchaser”)

and

CLIXSTER MOBILE SDN. BHD.

(the “Company”)

__________________________________________

SUPPLEMENTAL AGREEMENT

RELATING TO

THE SALE AND PURCHASE OF 63.2% INTEREST

IN

CLIXSTER MOBILE SDN. BHD.

__________________________________________

SUPPLEMENTAL AGREEMENT

This Agreement is made on this 25th day of November 2013

BETWEEN

  SAMATA VENTURES SDN BHD (957297-K) and CLIXSTER SDN BHD (957300-X) the companies incorporated in Malaysia and having its registered office at No 5-4-2 Jalan 2/50, Diamond Square, Off Jalan Gombak, 53000 Kuala Lumpur (jointly referred to as the "Vendor"); and

  CHINA MEDIA GROUP CORPORATION, a company incorporated in Texas, U.S.A. and having its correspondence address in Malaysia at No 55, Jalan Snuker 13/28, Tadisma Business Park, Section 13, 40100 Shah Alam, Selangor, Malaysia, Malaysia ("Purchaser"); and

  CLIXSTER MOBILE SDN BHD (982816-U) a company duly incorporated in Malaysia and having its principal place of business at No 3 Jalan Sri Hartamas 7, Taman Sri Hartamas 50480 Kuala Lumpur, Malaysia ("Company" or "Clixster") on the following terms and conditions.

WHEREAS

(a)	The Parties above have entered into a Sale and Purchase Agreement dated 29 October 2013 wherein the Purchaser agreed to purchased from the Vendor the 63.2% equity interests in the Company (the “SP Agreement”).

(b)	The Parties to the agreement wishes to extend the long stop date in the SP Agreement and to amend this term in the SP Agreement as set out in the terms and conditions of this novation agreement.

NOW IT IS HEREBY AGREED as follows:

TERMS AND CONDITIONS

  Terms defined in the SP Agreement shall have the same meaning and construction when used in this Agreement, except to the extent that the context requires otherwise.

  The Parties agree that the term of the long stop date of the SP Agreement shall be amended to give effect that the Long Stop date as defined in the SP Agreement shall be 23 December 2013. It is further agreed that the definition of Long Stop Date in Clause 1.1 of the SP Agreement shall be amended from “30 November 2013” to “23 December 2013.” All other terms and conditions in the SP Agreement remains unchanged.

  This Agreement shall be governed by and construed in accordance with the laws of Malaysia. Clause 1.1 of the SP Agreement shall incorporate amendment in Clause 2 above and the applied to the parties mutates mutandis.

IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

SIGNED by	)
for and on behalf of	)
Samata Ventures Sdn. Bhd.	)	/S/Dato Dr. Ir. Megat Radzman Megat Khariuddin
)
)

SIGNED by	)
for and on behalf of	)
CLIXSTER SDN. Bhd.	)	/S/ Noor Azlan Khamis
)
)

SIGNED by	)
for and on behalf of	)
CHINA MEDIA GROUP CORP	)	/S/ Mohd Mahyudin Zainal
)
)

SIGNED by	)
for and on behalf of	)
CLIXSTER MOBILE SDN. BHD.	)	/S/ Noor Azlan Khamis
)
)